UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2024

Trustfeed Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-56555	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10940 Wilshire Boulevard, Suite 705, Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-245-3413

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01 Entry Into a Material Definitive Agreement.

The information set forth in Item 2.03 below is incorporated herein by reference into this Item 1.01.

2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Effective as of August 16, 2024, Trustfeed Corp. (the “Company”) entered into a Promissory Note and Loan Agreement (the “Note”), as the borrower, with CWR 1, LLC (the “Lender”), as the lender. Pursuant to the Note, the Lender agrees to loan to the Company up to $250,000 in one or more advances from time to time.

An initial draw under the Note in the amount of $157,622.56 was made, which funds are being used to repay the Lender all amounts due to Lender pursuant to prior undocumented loans provided by Lender to the Company.

The outstanding principal of, and any and all accrued and unpaid interest with respect to the Note, is due and payable on July 31, 2025 (the “Maturity Date”).

The Note will bear interest on the outstanding principal amount thereof at a variable rate as follows: (i) up to and including September 30, 2024 (the “Initial Period”), an interest rate equal to the prime interest rate as published in the Wall Street Journal – Money Rates, presently 8.5% plus 5.0% (13.5%) per annum, simple interest and (ii) after the Initial Period, and up to and including the date on which this Note is paid in full, an interest rate equal to the prime interest rate as published, on the first day of each month thereafter, in the Wall Street Journal – Money Rates, plus 5.0% per annum, simple interest. Interest shall be calculated based on a year consisting of 365 days and the actual number of days elapsed. Interest shall accrue on a calendar quarterly basis, on September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025, and shall be due and payable on the Maturity Date.

The Company may prepay all or any portion of the outstanding obligations of the Note at any time without penalty or premium.

The Note contains customary representations and warranties made by each of the Company and the Lender.

The Note contains customary Events of Default which entitle the Lender, among other things, to accelerate the due date of the unpaid principal amount and interest under the Note.

The Lender is the record owner of a majority of the voting stock of the Company, and is an affiliate of Daniel Gordon and of GLD Partners, LP. (“GLDLP”). Mr. Gordon is the majority shareholder of GLD Management, Inc., the general partner of GLDLP, affiliates of which own the Lender, and, as such, may be deemed to beneficially own shares held directly by the Lender.

The foregoing summary of the Note does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Note, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1	Promissory Note and Loan Agreement

104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trustfeed Corp.

By:	/s/ Terrence M. Tierney
Name:	Terrence M. Tierney
Title:	President

Date:	August 21, 2024

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